Exhibit 99.1


                                     FORM OF

                              LETTER OF TRANSMITTAL

                             To Tender for Exchange
                        10% First Mortgage Notes due 2004

                                       of

                          RIVIERA HOLDINGS CORPORATION

                Pursuant to the Prospectus dated ______ __, 1997


 ==============================================================================
|                                                                              |
|   THE  EXCHANGE  OFFER AND  WITHDRAWAL  RIGHTS  WILL EXPIRE AT ____ P.M.,    |
|   ______________  TIME,  ON _______  __,  1997 (THE  "EXPIRATION  DATE"),    |
|   UNLESS  THE  EXCHANGE  OFFER IS  EXTENDED  BY THE  COMPANY  IN ITS SOLE    |
|   DISCRETION,  IN WHICH CASE THE TERM  "EXPIRATION  DATE"  SHALL MEAN THE    |
|   LATEST DATE AND TIME TO WHICH THE EXCHANGE  OFFER IS EXTENDED.  TENDERS    |
|   MAY BE WITHDRAWN AT ANY TIME PRIOR TO ____ P.M., _____________ TIME, ON    |
|   THE EXPIRATION DATE.                                                       |
|                                                                              |
 ==============================================================================


                           The Exchange Agent is:

                Norwest Bank Minnesota, National Association

By Registered or Certified Mail:                        In Person:

  Norwest Bank Minnesota, N.A.                 Norwest Bank Minnesota, N.A.
   Corporate Trust Operations                     Northstar East Building
         P.O. Box 1517                      608 Second Avenue South, 12th Floor
   Minneapolis, MN 55480-1517                    Corporate Trust Services
                                                      Minneapolis, MN

     By Overnight Courier:                             By Facsimile
                                           (for Eligible Institutions only):

  Norwest Bank Minnesota, N.A.                        (612) 667-4927
    Corporate Trust Services
   Sixth and Marquette Avenue                  Confirm Receipt of Notice of
   Minneapolis, MN 55479-0113                Guaranteed Delivery by Telephone.

                                                      (612) 667-9764

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           The undersigned acknowledges receipt of the Prospectus dated ____ __, 1997 (the "Prospectus"), of Riviera Holdings Corporation, a Nevada corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10% First Mortgage Notes due 2004 (the "Exchange Notes") for each $1,000 principal amount of its outstanding 10% First Mortgage Notes due 2004 (the "Existing Notes"). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

           The undersigned hereby tenders the Existing Notes described in the box entitled "Description of Existing Notes" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Existing Notes tendered herewith and the undersigned represents that it has received from each beneficial owner of Existing Notes ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

           This Letter of Transmittal is to be used by a holder of Existing Notes (i) if certificates representing Existing Notes are to be forwarded herewith, (ii) if delivery of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering Existing Notes," or (iii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures."

           The undersigned hereby represents and warrants that the information received from the beneficial owners is accurately reflected in the boxes entitled "Beneficial Owner(s)-Purchaser Status" and "Beneficial Owner(s)-Residence."

           Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Existing Notes promptly and instruct such registered holder of Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder of Existing Notes. The transfer of record ownership may take considerable time.

           In order to properly complete this Letter of Transmittal, a holder of Existing Notes must (i) complete the box entitled "Description of Tendered Notes," (ii) complete the boxes entitled "Beneficial Owner(s)-Purchaser Status" and "Beneficial Owner(s)-Residence", (iii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iv) sign the Letter of Transmittal by completing the box entitled "Sign Here" and (v) complete the Substitute Form W-9. Each holder of Existing Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

           Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

           Holders of Existing Notes who wish to tender their Existing Notes for exchange must complete columns (1) through (3) in the box below entitled "Description of Tendered Notes," complete the boxes entitled and sign the box below entitled "Sign Here." If only those columns are completed, such holder of Existing Notes will have tendered for exchange all Existing Notes listed in column (3) below. If the holder of Existing Notes wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such holder of Existing Notes should refer to Instruction 5.

======================================================================================================================
|                                                                                                                     |
|                                             DESCRIPTION OF TENDERED NOTES                                           |
|=====================================================================================================================|
|                           (1)                             |       (2)        |        (3)       |        (4)        |
|                                                           |                  |                  |                   |
|                                                           |                  |                  |                   |
|                                                           |                  |                  |     Principal     |
|                                                           |                  |                  |      Amount       |
|                                                           |                  |                  |     Tendered      |
|                                                           |     Existing     |                  |        For        |
|                                                           |       Note       |     Aggregate    |     Exchange      |
|                                                           |    Number(s)     |     Principal    |  (complete only   |
|          Name(s) and Address(es) of Registered            |     (Attach      |      Amount      |   if tendering    |
|    Holder(s) of Existing Note(s), exactly as name(s)      |   signed List    |    Represented   |   less than all   |
|        appear(s) on Existing Note Certificate(s)          |        if        |        by        |     Existing      |
|                (Please fill in, if blank)                 |    necessary)    | Certificate(s)(1)|       Notes)(2)   |
|                                                           |                  |                  |                   |
|-----------------------------------------------------------|------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
|                                                           |------------------|------------------|-------------------|
|                                                           |                  |                  |                   |
- ---------------------------------------------------------------------------------------------------------------------

1. Unless indicated in the column "Principal Amount Tendered For Exchange," any tendering Holder of 10% Senior Notes due 2004 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

2. The minimum permitted tender is $1,000 in principal amount of 10% First Mortgage Notes due 2004. All tenders must be in integral multiples of $1,000.

[ ]   CHECK HERE IF ANY TENDERED EXISTING NOTE CERTIFICATES ARE ENCLOSED
      HEREWITH.

[ ] CHECK HERE IF ANY TENDERED EXISTING NOTE CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

      Name of Tendering Institution:    _______________________________
      Account Number:                   _______________________________
      Transaction Code Number:          _______________________________

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

      Name of Registered Holder of Existing Note(s):        ___________________
      Date of Execution of Notice of Guaranteed Delivery:   ___________________
      Window Ticket Number (if available):                  ___________________
      Name of Institution which Guaranteed Delivery:        ___________________
      Account Number (if delivered by book-entry transfer): ___________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:         _____________________________________________
      Address:      _____________________________________________
                    _____________________________________________

 ======================================================      ========================================================
|            SPECIAL ISSUANCE INSTRUCTIONS              |   |              SPECIAL DELIVERY INSTRUCTIONS               |
|           (See Instructions 1, 6, 7 and 8)            |   |             (See Instructions 1, 6, 7 and 8)             |
|                                                       |   |                                                          |
|     To be completed ONLY (i) if the New Notes issued  |   |      To be completed ONLY if the New Notes issued in     |
|in exchange for Existing Notes, certificates for       |   | exchange for Existing Notes, certificates for Existing   |
|Existing Notes in a principal amount not exchanged     |   | Notes in a principal amount not exchanged for New        |
|for New Notes, or Existing Notes (if any) not          |   | Notes, or Existing Notes (if any) not tendered for       |
|tendered for exchange, are to be issued in the name    |   | exchange, are to be mailed or delivered (i) to someone   |
|of someone other than the undersigned or (ii) if       |   | other than the undersigned or (ii) to the undersigned    |
|Existing Notes tendered by book-entry transfer which   |   | at an address other than the address shown below the     |
|are not exchanged are to be returned by credit to an   |   | undersigned's signature.                                 |
|account maintained at DTC.                             |   | Mail or delivered to:                                    |
|Issue to:                                              |   | Issue to:                                                |
|     Name______________________________________________|   |      Name________________________________________________|
|                         (Please Print)                |   |                          (Please Print)                  |
|Address________________________________________________|   | Address__________________________________________________|
|       ________________________________________________|   |        __________________________________________________|
|       ________________________________________________|   |        __________________________________________________|
|                  (Include Zip Code)                   |   |                    (Include Zip Code)                    |
|                                                       |   |                                                          |
|_______________________________________________________|   |  ________________________________________________________|_
|     (Tax Identification or Social Security No.)       |   |         (Tax Identification or Social Security No.)      |
|                                                       |   |                                                          |
|                                                       |   |                                                          |
|     Credit Existing Notes not exchanged and           |   |                                                          |
|delivered by book-entry transfer to DTC account        |   |                                                          |
|set forth below:                                       |   |                                                          |
|                                                       |   |                                                          |
|_______________________________________________________|   |                                                          |
|                   (Account Number)                    |   |                                                          |
 =======================================================     =========================================================

 ====================================================================================================================
|                                            BENEFICIAL OWNER(S) - RESIDENCE                                         |
|--------------------------------------------------------------------------------------------------------------------|
|    State of Domicile/Principal Place of Business of      |           Principal Amount of Existing Notes            |
|        Each Beneficial Owner of Existing Notes           |        Held for Account of Beneficial Owner(s)          |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
|----------------------------------------------------------|---------------------------------------------------------|
|                                                          |                                                         |
 ====================================================================================================================


 =====================================================================================================================
|                                                                                                                     |
|                                        BENEFICIAL OWNER(S) - PURCHASER STATUS                                       |
|---------------------------------------------------------------------------------------------------------------------|
|The beneficial  owner of each of the Existing Notes  described  herein is (check the box that applies):              |
|                                                                                                                     |
|[  ]   A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)                          |
|                                                                                                                     |
|[  ]   An "Accredited Investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act)             |
|                                                                                                                     |
|[  ]   A non "U.S. person" (as defined in Regulation S of the Securities Act) that purchased the Existing Notes      |
|       outside the United States in accordance with Rule 904 of the Securities Act                                   |
|                                                                                                                     |
|[  ]   Other (describe)___________________________________________________________________________________________   |
|       ___________________________________________________________________________________________________________   |
|                                                                                                                     |
 =====================================================================================================================

                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

           Pursuant to the offer by Riviera Holdings Corporation, a Nevada corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _____ __, 1997 (the "Prospectus") and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 10% First Mortgage Notes due 2004 (the "New Notes") for each $1,000 principal amount of its outstanding 10% First Mortgage Notes due 2004 (the "Existing Notes"), the undersigned hereby tenders to the Company for exchange the Existing Notes indicated above.

           By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such holder of Existing Notes with respect to such Existing Notes, with full power of substitution to (i) deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Existing Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

           The undersigned hereby represents and warrants that (i) the undersigned is the owner; (ii) has a net long position within the meaning of Rule 14e-4 under the Securities Exchange Act as amended ("Rule 14e-4"') equal to or greater than the principal amount of Existing Notes tendered hereby; (iii) the tender of such Existing Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange); (iv) the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes and
(v) that when such Existing Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby.

           By tendering, the undersigned hereby further represents to the Company that (i) the New Notes to be acquired by the undersigned in exchange for the Existing Notes tendered hereby and any beneficial owner(s) of such Existing Notes in connection with the Exchange Offer will be acquired by the undersigned and such beneficial owner(s) in the ordinary course of business of the undersigned, (ii) the undersigned have no arrangement or understanding with any person to participate in the distribution of the New Notes, (iii) the undersigned and each beneficial owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each beneficial owner understand that a secondary resale transaction described in clause

(iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Existing Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (vi) neither the undersigned nor any beneficial owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

           For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange and to have exchanged, validly tendered Existing Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to ____ p.m., ___________ time, on the Expiration Date. See "The Exchange Offer - Withdrawal of Tenders" in the Prospectus. Any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

           The undersigned acknowledges that the Company's acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

           Unless otherwise indicated in the box entitled "Special Issuance Instructions," please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the holder of Existing Note(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Existing Note(s).

           In order to validly tender Existing Notes for exchange, holders of Existing Notes must complete, execute, and deliver this Letter of Transmittal.

           Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.

 ==============================================================================
|                                 SIGN HERE                                    |
| _____________________________________________________________________________|
|                         (Signature(s) of Owner(s))                           |
|                                                                              |
| Date: ______________, 1996                                                   |
|                                                                              |
| Must be signed by the registered holder(s) of Existing Notes exactly as | |name(s) appear(s) on certificate(s) representing the Existing Notes or on a | |security position listing or by person(s) authorized to become registered | |Existing Note holder(s) by certificates and documents transmitted herewith. | |If signature is by trustees, executors, administrators, guardians, | |attorneys-in-fact, officers of corporations or others acting in a fiduciary | |or representative capacity, please provide the following information. (See |
|Instruction 6).                                                               |
|                                                                              |
| Name(s):_____________________________________________________________________|
| _____________________________________________________________________________|
| _____________________________________________________________________________|
|                                (Please Print)                                |
|                                                                              |
|Capacity (full title):________________________________________________________|
|______________________________________________________________________________|
|______________________________________________________________________________|
|                                                                              |
|Address:______________________________________________________________________|
|______________________________________________________________________________|
|______________________________________________________________________________|
|                              (Include Zip Code)                              |
|                                                                              |
|Principal place of business (if different from address listed above):_________|
|______________________________________________________________________________|
|______________________________________________________________________________|
|______________________________________________________________________________|
|                              (Include Zip Code)                              |
|                                                                              |
|Area Code and Telephone No.: (____)___________________________________________|
|Tax Identification or Social Security Nos.:___________________________________|
|                       Please complete Substitute Form W-9                    |
|                                                                              |
|                                                                              |
|GUARANTEE OF SIGNATURE(S)                                                     |
|(Signature(s) must be guaranteed if required by Instruction 1)                |
|                                                                              |
|Authorized Signature:_________________________________________________________|
|Dated:________________________________________________________________________|
|Name and Title:_______________________________________________________________|
|                                (Please Print)                                |
|                                                                              |
|Name of Firm:_________________________________________________________________|
|                                                                              |
 ==============================================================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                  INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

           1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 which is a member of one of the following recognized Signature Guarantee Programs (an "Eligible Institution"):

            a.    The Securities Transfer Agents Medallion Program (STAMP)
            b.    The New York Stock Exchange Medallion Signature Program (MSP)
            c.    The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered herewith and such registered holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

           2. Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders of Existing Notes (i) if certificates are to be forwarded herewith or
(ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the
Prospectus entitled "The Exchange Offer." Certificates for all physically tendered Existing Notes or any timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to _____ p.m., _________ time, on the Expiration Date, Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver the Existing Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to ____ p.m., ____________ time, on the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to ____ p.m., _________ time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the holder of such Existing Notes, the certificate number(s) of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and a properly executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) for all tendered Existing Notes in proper form for transfer or a Book-Entry
Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

           THE METHOD OF DELIVERY OF EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY EXISTING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

           No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal (or facsimile here, if applicable), waive any right to receive notice of the acceptance of their Existing Notes for exchange.

           3. Inadequate Space. If the space provided in the box entitled "Description of Existing Notes" above is inadequate, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

           4. Withdrawals. A tender of Existing Notes may be withdrawn at any time prior to ____ p.m., __________ time, on the Expiration Date by delivery of written or facsimile notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Existing Notes), and (iii) be signed by the holder of the Existing Notes in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer--Procedures for Tendering" at any time prior to ____ p.m., ___________ time, on the Expiration Date.

           5. Partial Tenders. Tenders of Existing Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes which are tendered for exchange in column (4) of the box entitled "Description of Tendered Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange, a new certificate, in fully registered form, or the remainder of the principal amount of the Existing Notes, will be sent to the holders of Existing Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

           6.  Signatures  on  this  Letter  of   Transmittal,   Assignment  and
Endorsements.

           (a) The signature(s) of the holder of Existing Notes on this Letter of Transmittal must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

           (b) If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

           (c) If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

           (d) When this Letter of Transmittal is signed by the holder of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or bond powers are required. If, however, Existing Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the holder of Existing Notes, then the Existing Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Existing Notes appears(s) on the Existing Notes. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

           (e) If this Letter of Transmittal or Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

           (f) If this Letter of Transmittal is signed by a person other than the registered holder of Existing Notes listed, the Existing Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such registered holder exactly as the name(s) of the registered holder of Existing Notes appear(s) on the certificates. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

           7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange

Offer. If, however, a transfer tax is imposed for any reason other than the exchange of the Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

           8. Special Issuance and Delivery Instructions. If the New Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent to someone other than the holder of Existing Notes or to an address other than that shown above, the appropriate boxes on this Letter of transmittal should be completed. Holders of Existing Notes tendering Existing Notes by book-entry transfer may request that Existing Notes not accepted be credited so such account maintained at DTC as such holder of Existing Notes may designate.

           9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

           10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under "The Exchange Offer--Certain Conditions to the Exchange Offer" in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

           11. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address below for further instructions:

                          Norwest Bank Minnesota, N.A.
                           Corporate Trust Operations
                           Sixth and Marquette Avenue
                           Minneapolis, MN 55479-0113

                            Telephone: (612) 667-9764

           12. Requests for Information or Additional Copies. Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

           IMPORTANT: This Letter of Transmittal (or a facsimile thereof, if applicable) together with certificates, to confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior to ____ p.m., ________ time, on the Expiration Date.


                            IMPORTANT TAX INFORMATION

           Under current federal income tax law, a holder of Existing Notes whose tendered Existing Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Company (as payor), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Existing Notes is awaiting a TIN) and that (A) the holder of Existing Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder of Existing Notes that he or she is subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Existing Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder of Existing Notes may be subject to certain penalties imposed by the Internal Revenue Service.

           Certain holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Existing Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

           If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Existing Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

           The holder of Existing Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Existing Notes. If the Existing Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

                        INSTRUCTION TO REGISTERED HOLDER
                              FROM BENEFICIAL OWNER
                     OF 10% FIRST MORTGAGE NOTES DUE 2004 OF
                          RIVIERA HOLDINGS CORPORATION


           The undersigned hereby acknowledges receipt of the Prospectus dated ____ __, 1997 (the "Prospectus") of Riviera Holdings Corporation, a Nevada corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

           This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the 10% First Mortgage Notes due 2004 (the "Existing Notes") held by you for the account of the undersigned.

           The aggregate face amount of the Existing Notes held by you for the account of the undersigned is (fill in amount):

           $ _____________ of the Existing Notes.

            With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

           [ ] To TENDER the following Existing Notes held by you for the account of the undersigned (insert principal amount of Existing Notes to be tendered, if any):

           $ ______________ of the Existing Notes.

           [ ] NOT to TENDER any Existing Notes held by you for the account of the undersigned.

           If the undersigned instructs you to tender the Existing Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Existing Notes, including but not limited to the representations that (i) the undersigned's principal residence is in the state of (fill in state) ______________, (ii) the undersigned is acquiring the New
Notes in the ordinary course of business of the undersigned, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of New Notes, (iv) the undersigned acknowledges that any person who is a broker-dealer registered under the Exchange Act is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in certain no-action letters (See the section of the Prospectus entitled "The Exchange Offer--Consequences of Failure to Exchange; Resales of New Notes"), (v) the undersigned understands that a secondary resale transaction described in clause (iv) above and any resales of New Notes obtained by the undersigned in exchange for the Existing Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, if applicable, of regulation S-K of the Securities Act, (vi) the undersigned is not an "affiliate," as defined in

Rule 405 under the Securities Act, of the Company, and (vii) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act; (b) to agree, on behalf of the undersigned, as set forth in the Letter of Transmittal; and (c) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of Existing Notes.

           The purchaser status of the undersigned is (check the box that applies):

[ ] A "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act)

[ ]        An "Accredited  Investor" (as defined in Rule 501(a)(1),  (2), (3) or
           (7) under the Securities Act)

[ ]        A non "U.S.  person" (as defined in  Regulation  S of the  Securities
           Act) that purchased the Existing Notes outside the United States in accordance with Rule 904 of the Securities Act.

[ ]        Other (describe)____________________________________________________
           ____________________________________________________________________



                                    SIGN HERE


Name of Beneficial Owner(s):___________________________________________________
_______________________________________________________________________________

Signature(s):__________________________________________________________________
_______________________________________________________________________________

Name(s)(please print):_________________________________________________________
_______________________________________________________________________________

Address:_______________________________________________________________________
_______________________________________________________________________________

Principal place of business (if different from address listed above):
_______________________________________________________________________________
_______________________________________________________________________________

Telephone Number(s):___________________________________________________________
_______________________________________________________________________________

Taxpayer Identification or Social Security Number(s):__________________________
_______________________________________________________________________________

Date:__________________________________________________________________________

 ====================================================================================================================
|                                  PAYER'S NAME: _____________________________                                        |
|---------------------------------------------------------------------------------------------------------------------|
|                                      |                                |                                             |
|SUBSTITUTE                            | Part 1 - PLEASE PROVIDE YOUR   |                                             |
|FORM W-9                              | TIN IN THE BOX AT RIGHT AND    | __________________________________________  |
|                                      | CERTIFY BY SIGNING AND DATING  | Social Security Number                      |
|                                      | BELOW                          |                                             |
|Department of the Treasury Internal   |                                |                                             |
|Revenue Service                       |                                | OR                                          |
|                                      |                                |                                             |
|Payer's Request for Taxpayer          |                                | __________________________________________  |
|Identification Number (TIN)           |                                | Employer Identification Number              |
|                                      |                                |                                             |
|                                      |------------------------------------------------------------------------------|
|                                      | Part 2 -                                        Part 3 -                     |
|                                      |                                                                              |
|                                      | Certification Under Penalties of Perjury, I     Awaiting                     |
|                                      | certify that                                    TIN                     [  ] |
|                                      |                                                                              |
|                                      | (1)     The number shown on this form is                                     |
|                                      |         my       current        taxpayer                                     |
|                                      |         identification  number  (or I am                                     |
|                                      |         waiting   for  a  number  to  be                                     |
|                                      |         issued to me) and                                                    |
|                                      |                                                                              |
|                                      | (2)     I  am  not   subject  to  backup                                     |
|                                      |         withholding   either  because  I                                     |
|                                      |         have  not been  notified  by the                                     |
|                                      |         Internal  Revenue  Service  (the                                     |
|                                      |         "IRS")  that  I  am  subject  to                                     |
|                                      |         backup  withholding  as a result                                     |
|                                      |         of  a  failure   to  report  all                                     |
|                                      |         interest  or  dividends,  or the                                     |
|                                      |         IRS has notified me that I am no                                     |
|                                      |         longer    subject    to   backup                                     |
|                                      |         withholding..                                                        |
|                                      | -----------------------------------------------------------------------------|
|                                      | Certificate   instructions  -  You  must                                     |
|                                      | cross  out  item  (2) in Part 2 above if                                     |
|                                      | you have been  notified  by the IRS that                                     |
|                                      | you are  subject  to backup  withholding                                     |
|                                      | because of  underreporting  interest  or                                     |
|                                      | dividends  on your tax return.  However,                                     |
|                                      | if after being  notified by the IRS that                                     |
|                                      | you are  subject  to backup  withholding                                     |
|                                      | you receive  another  notification  from                                     |
|                                      | the IRS  stating  that you are no longer                                     |
|                                      | subject  to backup  withholding,  do not                                     |
|                                      | cross out item (2)                                                           |
|                                      |                                                                              |
|                                      | SIGNATURE_____________________________________ DATE__________________________|
|                                      | NAME_________________________________________________________________________|
|                                      | ADDRESS______________________________________________________________________|
|                                      | CITY ____________________________ STATE_______________ZIP CODE_______________|
|                                      |                                                                              |
=====================================================================================================================

         NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT
MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9




 ==============================================================================
|                                                                              |
|          PAYOR'S NAME: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION          |
|                                                                              |
|----------------------------------------------------------------------------- |
|           CERTIFICATE OF AWAITING AT TAXPAYER IDENTIFICATION NUMBER          |
|                                                                              |
|                                                                              |
|                                                                              |
|        I certify under  penalties of perjury that a taxpayer  identification |
|number has not been issued to me, and either (a) I have mailed or delivered | |an application to receive a taxpayer identification number to the appropriate | |Internal Revenue Service Center or Social Security Administration Office or | |(b) I intend to mail or deliver such an application in the near future. I | |understand that if I do not provide a taxpayer identification number with | |sixty (60) days, 31% of all reportable payments made to me thereafter will be |
|withheld until I provide such a number.                                       |
|                                                                              |
|                                                                              |
|                                                                              |
|_______________________________________________     __________________________|
|Signature                                           Date                      |
 ===============================================================================